                                                                    EXHIBIT 99.4

                    W.R. HUFF ASSET MANAGEMENT CO., L.L.C.
                          67 Park Place, Ninth Floor
                         Morristown, New Jersey  07960

                               February 8, 1999

Arch Communications Group, Inc.
1800 West Park Drive
Suite 250
Westborough, Massachusetts  01581

MobileMedia Communications, Inc.
Fort Lee Executive Park
One Executive Drive
Suite 500
Fort Lee, New Jersey  07024

                          Re:  Amendment to Commitment
                               -----------------------

Gentlemen:

     Reference is made to the letter agreement, dated August 18, 1998 (as amended pursuant to the letter agreements dated September 3, 1998 and December 1, 1998, the "Standby Commitment Letter"), among Arch Communications Group, Inc., MobileMedia Communications, Inc. and W. R. Huff Asset Management Co., L.L.C. Terms used herein with initial capital letters that are not otherwise defined shall have the meanings ascribed to such terms in the Standby Commitment Letter.

     The parties hereto hereby agree as follows:

     1.   New Sections 5(m) and 5(n).  Section 5 of the Standby Commitment
          --------------------------
Letter is hereby amended (i) to replace the period at the end of subsection (l) of Section 5 thereof with a semicolon and (ii) to add the following subsections
(m) and (n) at the end of Section 5 thereof:

          (m) Arch shall have delivered to the Standby Purchaser (i) the Arch 1998 Audited Financial Statements (as defined in Section 10(j) below), accompanied by the AA 1998 Audit Report (as defined in Section 10(j) below) and the 1998 Financial Statement Certification (as defined in Section 10(j) below), in accordance with Section 10(j) and (ii) the AA Letter (as defined in Section 10(k) below) in accordance with Section 10(k); and

          (n) Arch 1998 Adjusted EBITDA (as defined in Section 10(j) below) shall have been not less than $136.5 million.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 2


     2.   Amendment to Section 10(f).  Section 10(f) of the Standby Commitment
          --------------------------
Letter is hereby amended to delete the reference to "$100,000" and to substitute therefor a reference to "$150,000".

     3.   New Sections 10(j) and 10(k).  Section 10 of the Standby Commitment
          ----------------------------
Letter is hereby amended to add the following subsections (j) and (k) at the end thereof:

          (j)  Year-End Financial Statements.  As promptly as practicable after
               -----------------------------
     they become available (and, in any event, at least two business days prior to the Closing Date), Arch will deliver to the Standby Purchaser the audited consolidated balance sheet of Arch and the Buyer Subsidiaries as of December 31, 1998 and the related audited consolidated statements of operations, stockholders' equity or deficit and cash flows for the year ended December 31, 1998 (collectively, the "Arch 1998 Audited Financial Statements"), accompanied by:

          (i) an audit report (that is unqualified and contains no explanatory paragraphs) of Arthur Andersen LLP ("AA"), Arch's independent public accountants, relating to the Arch 1998 Audited Financial Statements stating that, in the opinion of AA, the Arch 1998 Audited Financial Statements present fairly, in all material respects, the consolidated financial position of Arch and the Buyer Subsidiaries as of December 31, 1998 and the results of their operations for the year ended December 31, 1998, in conformity with GAAP (the "AA 1998 Audit Report"); and

          (ii) a certificate (the "1998 Financial Statement Certificate") signed by the chief financial officer of Arch, on behalf of Arch:

               (A) stating that (I) the Arch 1998 Audited Financial Statements were prepared in accordance with GAAP and present fairly the consolidated financial position of Arch and the Buyer Subsidiaries as of December 31, 1998 and the consolidated results of operations and cash flows for the year ended December 31, 1998, and (II) neither Arch nor any Buyer Subsidiary has any liability (whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated, whether due or to become due), except for (x) liabilities separately shown or expressly reserved on the balance sheet included in the Arch 1998 Audited Financial Statements, (y) liabilities that have arisen since December 31, 1998 in the Ordinary Course of Business of Arch or any Buyer Subsidiary and that are similar in nature and amount to the liabilities that arose during the comparable period of time in the immediately preceding fiscal period, and (z) liabilities incurred in the Ordinary Course of Business of Arch or any Buyer

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 3


                    Subsidiary that are not required by GAAP to be reflected on the balance sheet included in the Arch 1998 Audited Financial Statements and that are not in the aggregate material; and

                (B) setting forth (I) Arch's earnings before interest, taxes, depreciation and amortization (net of restructuring charges, write-off of capitalized software, equity in loss of affiliates, income tax benefit, interest and non-operating expenses (net) and extraordinary items) ("Arch 1998 Adjusted EBITDA") for the fiscal year ended December 31, 1998, as derived from the Arch 1998 Audited Financial Statements and
                    (II) the calculation thereof.

          (k)  AA Letter.  As promptly as practicable (and, in any event, at
               ---------
     least two business days prior to the Closing Date), Arch will cause AA to deliver to the Standby Purchaser a letter dated as of a date on or after February 8, 1999 and on or prior to the date which is two business days prior to the Closing Date, addressed to the Standby Purchaser (the "AA Letter"), which letter shall be either:

          (i) if the Standby Purchaser provides to AA a representation letter (substantially in the form of the letter attached hereto as Exhibit L), together with an opinion of counsel and any other
               ---------
               documentation required to be provided by an addressee of a so-called "comfort letter" under applicable accounting guidelines, including without limitation Statement on Auditing Standards No. 72, as amended by Statements on Auditing Standards Nos. 76 and 86, and AU Section 634 (collectively, the "AA-Required Documentation"), in form, scope and substance substantially similar to the letter expected to be delivered by AA to the underwriters, placement agents or initial purchasers of securities in connection with the issuance of debt securities by Arch as part of its financing for the transactions contemplated by the Merger Agreement, a draft of which is attached hereto as Exhibit M, except that such letter shall refer to the
               ---------
               Registration Statement on Form S-4 (File No. 333-62211) rather than the offering memorandum relating to such issuance of debt; or

          (ii) if the Standby Purchaser does not provide to AA the AA-Required Documentation, in substantially the form of the letter attached hereto as Exhibit N; provided that the Standby Purchaser shall
                         ---------
               have provided to AA a letter substantially in the form of the letter attached hereto as Exhibit O.
                                         ---------

     4.   Continuation of Standby Commitment Letter.  Except as specifically
          -----------------------------------------
amended hereby and subject to paragraph 6 below, the Standby Commitment Letter shall continue in full force and effect and is hereby certified and confirmed in all respects.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 4


     5.   Consent to Amendments.  The Standby Purchaser hereby (a) consents to
          ---------------------
the amendments to the Other Standby Purchase Commitments to be effected by the letter agreements attached as Exhibit C-3 hereto, which amendments shall be
                              -----------
entered into simultaneously herewith, (b) consents to the Third Amendment dated as of February 8, 1999 to the Merger Agreement and each of the exhibits, schedules and annexes, if any, attached thereto, and (c) agrees that the form and substance thereof are reasonably satisfactory to the Standby Purchaser.

     6.   No Waiver.  Nothing herein shall be deemed to constitute a waiver by
          ---------
any party of any default, misrepresentation or breach of warranty or covenant or any failure to satisfy any condition (including, without limitation, the conditions set forth in Sections 5 and 6 of the Standby Commitment Letter) that may exist under the Standby Commitment Letter.

     7.   Governing Law.  This letter agreement shall be governed by and
          -------------
construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law.

     8.   Counterparts.  This letter agreement may be executed in counterparts
          ------------
which, taken together, shall constitute one and the same instrument.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 5


     If the foregoing accurately reflects your understanding with respect to the matters set forth herein, please confirm by executing and returning a copy of this letter to the undersigned, whereupon this letter will become a valid and binding obligation of each party hereto.

                              Very truly yours,

                              W. R. Huff Asset Management Co., L.L.C.


                              By: /s/ Bryan E. Bloom
                                 ------------------------------
                              Name: Bryan E. Bloom, Esq.
                              Its:       Attorney-in-Fact

                              Address:   67 Park Place, 9th Floor
                                         Morristown, NJ 07960
                                         Attention: Cathy Markey, Esq.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 6




ACCEPTED AND AGREED TO:

Arch Communications Group, Inc.

By: /s/ J. Roy Pottle
   ---------------------------------
Name:  J. Roy Pottle
Its:  Executive Vice President and
         Chief Financial Officer

Address:  1800 West Park Drive, Suite 250
          Westborough, MA  01581
          Attn:  Chairman and Chief
                 Executive Officer

With a copy to:  Hale and Dorr LLP
                 60 State Street
                 Boston, MA  02109
                 Attn:  Jay E. Bothwick


Subject to entry of the Confirmation Order:

MobileMedia Communications, Inc.

By: /s/ Joseph A. Bondi
   ---------------------------------
Name:     Joseph A. Bondi
Its:  Chairman-Restructuring

Address:  Fort Lee Executive Park
          One Executive Drive, Suite 500
          Fort Lee, NJ  07024
          Attn:  Chairman-Restructuring

With a copy to:  Sidley & Austin
                 875 Third Avenue, Suite 1400
                 New York, NY  10022
                 Attn:  James D. Johnson

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                       for the High Yield Bond Portfolio
                           720 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

                               February 8, 1999


Arch Communications Group, Inc.
1800 West Park Drive
Suite 250
Westborough, Massachusetts  01581

MobileMedia Communications, Inc.
Fort Lee Executive Park
One Executive Drive
Suite 500
Fort Lee, New Jersey  07024

                          Re:  Amendment to Commitment
                               -----------------------

Gentlemen:

     Reference is made to the letter agreement, dated August 18, 1998 (as amended pursuant to the letter agreements dated September 3, 1998 and December 1, 1998, the "Standby Commitment Letter"), among Arch Communications Group, Inc., MobileMedia Communications, Inc. and Northwestern Mutual Series Fund, Inc. for the High Yield Bond Portfolio. Terms used herein with initial capital letters that are not otherwise defined shall have the meanings ascribed to such terms in the Standby Commitment Letter.

     The parties hereto hereby agree as follows:

     1.   New Sections 5(m) and 5(n).  Section 5 of the Standby Commitment
          --------------------------
Letter is hereby amended (i) to replace the period at the end of subsection (l) of Section 5 thereof with a semicolon and (ii) to add the following subsections
(m) and (n) at the end of Section 5 thereof:

          (m) Arch shall have delivered to the Standby Purchaser (i) the Arch 1998 Audited Financial Statements (as defined in Section 10(j) below), accompanied by the AA 1998 Audit Report (as defined in Section 10(j) below) and the 1998 Financial Statement Certification (as defined in Section 10(j) below), in accordance with Section 10(j) and (ii) the AA Letter (as defined in Section 10(k) below) in accordance with Section 10(k); and

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 2

          (n) Arch 1998 Adjusted EBITDA (as defined in Section 10(j) below) shall have been not less than $136.5 million.

     2.   Amendment to Section 10(f).  Section 10(f) of the Standby Commitment
          --------------------------
Letter is hereby amended to delete the reference to "$100,000" and to substitute therefor a reference to "$150,000".

     3.   New Sections 10(j) and 10(k).  Section 10 of the Standby Commitment
          ----------------------------
Letter is
hereby amended to add the following subsections (j) and (k) at the end thereof:

          (j)  Year-End Financial Statements.  As promptly as practicable after
               -----------------------------
     they become available (and, in any event, at least two business days prior to the Closing Date), Arch will deliver to the Standby Purchaser the audited consolidated balance sheet of Arch and the Buyer Subsidiaries as of December 31, 1998 and the related audited consolidated statements of operations, stockholders' equity or deficit and cash flows for the year ended December 31, 1998 (collectively, the "Arch 1998 Audited Financial Statements"), accompanied by:

               (i) an audit report (that is unqualified and contains no explanatory paragraphs) of Arthur Andersen LLP ("AA"), Arch's independent public accountants, relating to the Arch 1998 Audited Financial Statements stating that, in the opinion of AA, the Arch 1998 Audited Financial Statements present fairly, in all material respects, the consolidated financial position of Arch and the Buyer Subsidiaries as of December 31, 1998 and the results of their operations for the year ended December 31, 1998, in conformity with GAAP (the "AA 1998 Audit Report"); and

               (ii) a certificate (the "1998 Financial Statement Certificate") signed by the chief financial officer of Arch, on behalf of Arch:

                      (A) stating that (I) the Arch 1998 Audited Financial Statements were prepared in accordance with GAAP and present fairly the consolidated financial position of Arch and the Buyer Subsidiaries as of December 31, 1998 and the consolidated results of operations and cash flows for the year ended December 31, 1998, and
                           (II) neither Arch nor any Buyer Subsidiary has any liability (whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated, whether due or to become due), except for (x) liabilities separately shown or expressly reserved on the balance sheet included in the Arch 1998 Audited Financial Statements, (y) liabilities that have arisen since December 31, 1998 in the Ordinary Course of Business of Arch or any Buyer

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 3

                           Subsidiary and that are similar in nature and amount to the liabilities that arose during the comparable period of time in the immediately preceding fiscal period, and (z) liabilities incurred in the Ordinary Course of Business of Arch or any Buyer Subsidiary that are not required by GAAP to be reflected on the balance sheet included in the Arch 1998 Audited Financial Statements and that are not in the aggregate material; and

                      (B) setting forth (I) Arch's earnings before interest, taxes, depreciation and amortization (net of restructuring charges, write-off of capitalized software, equity in loss of affiliates, income tax benefit, interest and non-operating expenses (net) and extraordinary items) ("Arch 1998 Adjusted EBITDA") for the fiscal year ended December 31, 1998, as derived from the Arch 1998 Audited Financial Statements and (II) the calculation thereof.

          (k)  AA Letter.  As promptly as practicable (and, in any event, at
               ---------
     least two business days prior to the Closing Date), Arch will cause AA to deliver to the Standby Purchaser a letter dated as of a date on or after February 8, 1999 and on or prior to the date which is two business days prior to the Closing Date, addressed to the Standby Purchaser (the "AA Letter"), which letter shall be either:

          (i) if the Standby Purchaser provides to AA a representation letter (substantially in the form of the letter attached hereto as Exhibit L), together with an opinion of counsel and any other
               ---------
               documentation required to be provided by an addressee of a so-called "comfort letter" under applicable accounting guidelines, including without limitation Statement on Auditing Standards No. 72, as amended by Statements on Auditing Standards Nos. 76 and 86, and AU Section 634 (collectively, the "AA-Required Documentation"), in form, scope and substance substantially similar to the letter expected to be delivered by AA to the underwriters, placement agents or initial purchasers of securities in connection with the issuance of debt securities by Arch as part of its financing for the transactions contemplated by the Merger Agreement, a draft of which is attached hereto as Exhibit M, except that such letter shall refer to the
               ---------
               Registration Statement on Form S-4 (File No. 333-62211) rather than the offering memorandum relating to such issuance of debt; or

          (ii) if the Standby Purchaser does not provide to AA the AA-Required Documentation, in substantially the form of the letter attached hereto as Exhibit N; provided that the Standby Purchaser shall
                         ---------
               have provided to AA a letter substantially in the form of the letter attached hereto as Exhibit O.
                                         ---------

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 4

     4.   Continuation of Standby Commitment Letter.  Except as specifically
          -----------------------------------------
amended hereby and subject to paragraph 6 below, the Standby Commitment Letter shall continue in full force and effect and is hereby certified and confirmed in all respects.

     5.   Consent to Amendments.  The Standby Purchaser hereby (a) consents to
          ---------------------
the amendments to the Other Standby Purchase Commitments to be effected by the letter agreements attached as Exhibit C-3 hereto, which amendments shall be
                              -----------
entered into simultaneously herewith, (b) consents to the Third Amendment dated as of February 8, 1999 to the Merger Agreement and each of the exhibits, schedules and annexes, if any, attached thereto, and (c) agrees that the form and substance thereof are reasonably satisfactory to the Standby Purchaser.

     6.   No Waiver.  Nothing herein shall be deemed to constitute a waiver by
          ---------
any party of any default, misrepresentation or breach of warranty or covenant or any failure to satisfy any condition (including, without limitation, the conditions set forth in Sections 5 and 6 of the Standby Commitment Letter) that may exist under the Standby Commitment Letter.

     7.   Governing Law.  This letter agreement shall be governed by and
          -------------
construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law.

     8.   Counterparts.  This letter agreement may be executed in counterparts
          ------------
which, taken together, shall constitute one and the same instrument.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 5

     If the foregoing accurately reflects your understanding with respect to the matters set forth herein, please confirm by executing and returning a copy of this letter to the undersigned, whereupon this letter will become a valid and binding obligation of each party hereto.

                              Very truly yours,

                              Northwestern Mutual Series Fund, Inc.
                                 for the High Yield Bond Portfolio

                              By: /s/ Steven P. Swanson
                                 -----------------------------------
                              Name:  Steven P. Swanson
                              Its:    Vice President

                              Address:   c/o The Northwestern Mutual Life
                                            Insurance Company
                                         720 E. Wisconsin Avenue
                                         Milwaukee, WI 53202
                                         Attention: Securities Department

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 6

ACCEPTED AND AGREED TO:

Arch Communications Group, Inc.

By: /s/ J. Roy Pottle
   ------------------------------------
Name:  J. Roy Pottle
Its:  Executive Vice President and
         Chief Financial Officer

Address:  1800 West Park Drive, Suite 250
          Westborough, MA  01581
          Attn:  Chairman and Chief
                 Executive Officer

With a copy to:  Hale and Dorr LLP
                 60 State Street
                 Boston, MA  02109
                 Attn:  Jay E. Bothwick


Subject to entry of the Confirmation Order:

MobileMedia Communications, Inc.

By: /s/ Joseph A. Bondi
   ------------------------------------
Name:     Joseph A. Bondi
Its:  Chairman-Restructuring

Address:  Fort Lee Executive Park
          One Executive Drive, Suite 500
          Fort Lee, NJ  07024
          Attn:  Chairman-Restructuring

With a copy to:  Sidley & Austin
                 875 Third Avenue, Suite 1400
                 New York, NY  10022
                 Attn:  James D. Johnson

                THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                           720 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202


                               February 8, 1999

Arch Communications Group, Inc.
1800 West Park Drive
Suite 250
Westborough, Massachusetts  01581

MobileMedia Communications, Inc.
Fort Lee Executive Park
One Executive Drive
Suite 500
Fort Lee, New Jersey  07024

                          Re:  Amendment to Commitment
                               -----------------------

Gentlemen:

     Reference is made to the letter agreement, dated August 18, 1998 (as amended pursuant to the letter agreements dated September 3, 1998 and December 1, 1998, the "Standby Commitment Letter"), among Arch Communications Group, Inc., MobileMedia Communications, Inc. and The Northwestern Mutual Life Insurance Company. Terms used herein with initial capital letters that are not otherwise defined shall have the meanings ascribed to such terms in the Standby Commitment Letter.

     The parties hereto hereby agree as follows:

     1.   New Sections 5(m) and 5(n).  Section 5 of the Standby Commitment
          --------------------------
Letter is hereby amended (i) to replace the period at the end of subsection (l) of Section 5 thereof with a semicolon and (ii) to add the following subsections
(m) and (n) at the end of Section 5 thereof:

          (m) Arch shall have delivered to the Standby Purchaser (i) the Arch 1998 Audited Financial Statements (as defined in Section 10(j) below), accompanied by the AA 1998 Audit Report (as defined in Section 10(j) below) and the 1998 Financial Statement Certification (as defined in Section 10(j) below), in accordance with Section 10(j) and (ii) the AA Letter (as defined in Section 10(k) below) in accordance with Section 10(k); and

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 2


          (n) Arch 1998 Adjusted EBITDA (as defined in Section 10(j) below) shall have been not less than $136.5 million.

     2.   Amendment to Section 10(f).  Section 10(f) of the Standby Commitment
          --------------------------
Letter is hereby amended to delete the reference to "$100,000" and to substitute therefor a reference to "$150,000".

     3.   New Sections 10(j) and 10(k).  Section 10 of the Standby Commitment
          ----------------------------
Letter is hereby amended to add the following subsections (j) and (k) at the end thereof:

          (j)  Year-End Financial Statements.  As promptly as practicable after
               -----------------------------
     they become available (and, in any event, at least two business days prior to the Closing Date), Arch will deliver to the Standby Purchaser the audited consolidated balance sheet of Arch and the Buyer Subsidiaries as of December 31, 1998 and the related audited consolidated statements of operations, stockholders' equity or deficit and cash flows for the year ended December 31, 1998 (collectively, the "Arch 1998 Audited Financial Statements"), accompanied by:

          (i) an audit report (that is unqualified and contains no explanatory paragraphs) of Arthur Andersen LLP ("AA"), Arch's independent public accountants, relating to the Arch 1998 Audited Financial Statements stating that, in the opinion of AA, the Arch 1998 Audited Financial Statements present fairly, in all material respects, the consolidated financial position of Arch and the Buyer Subsidiaries as of December 31, 1998 and the results of their operations for the year ended December 31, 1998, in conformity with GAAP (the "AA 1998 Audit Report"); and

          (ii) a certificate (the "1998 Financial Statement Certificate") signed by the chief financial officer of Arch, on behalf of Arch:

               (A) stating that (I) the Arch 1998 Audited Financial Statements were prepared in accordance with GAAP and present fairly the consolidated financial position of Arch and the Buyer Subsidiaries as of December 31, 1998 and the consolidated results of operations and cash flows for the year ended December 31, 1998, and (II) neither Arch nor any Buyer Subsidiary has any liability (whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated, whether due or to become due), except for (x) liabilities separately shown or expressly reserved on the balance sheet included in the Arch 1998 Audited Financial Statements, (y) liabilities that have arisen since December 31, 1998 in the Ordinary Course of Business of Arch or any Buyer Subsidiary and that are similar in nature and amount

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 3


                    to the liabilities that arose during the comparable period of time in the immediately preceding fiscal period, and (z) liabilities incurred in the Ordinary Course of Business of Arch or any Buyer Subsidiary that are not required by GAAP to be reflected on the balance sheet included in the Arch 1998 Audited Financial Statements and that are not in the aggregate material; and

               (B) setting forth (I) Arch's earnings before interest, taxes, depreciation and amortization (net of restructuring charges, write-off of capitalized software, equity in loss of affiliates, income tax benefit, interest and non-operating expenses (net) and extraordinary items) ("Arch 1998 Adjusted EBITDA") for the fiscal year ended December 31, 1998, as derived from the Arch 1998 Audited Financial Statements and
                    (II) the calculation thereof.

          (k)  AA Letter.  As promptly as practicable (and, in any event, at
               ---------
     least two business days prior to the Closing Date), Arch will cause AA to deliver to the Standby Purchaser a letter dated as of a date on or after February 8, 1999 and on or prior to the date which is two business days prior to the Closing Date, addressed to the Standby Purchaser (the "AA Letter"), which letter shall be either:

          (i) if the Standby Purchaser provides to AA a representation letter (substantially in the form of the letter attached hereto as

               Exhibit L), together with an opinion of counsel and any other
               ---------
               documentation required to be provided by an addressee of a so-called "comfort letter" under applicable accounting guidelines, including without limitation Statement on Auditing Standards No. 72, as amended by Statements on Auditing Standards Nos. 76 and 86, and AU Section 634 (collectively, the "AA-Required Documentation"), in form, scope and substance substantially similar to the letter expected to be delivered by AA to the underwriters, placement agents or initial purchasers of securities in connection with the issuance of debt securities by Arch as part of its financing for the transactions contemplated by the Merger Agreement, a draft of which is attached hereto as Exhibit M, except that such letter shall refer to the
               ---------
               Registration Statement on Form S-4 (File No. 333-62211) rather than the offering memorandum relating to such issuance of debt; or

          (ii) if the Standby Purchaser does not provide to AA the AA-Required Documentation, in substantially the form of the letter attached hereto as Exhibit N; provided that the Standby Purchaser shall
                         ---------
               have provided to AA a letter substantially in the form of the letter attached hereto as Exhibit O.
                                         ---------

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 4


     4.   Continuation of Standby Commitment Letter.  Except as specifically
          -----------------------------------------
amended hereby and subject to paragraph 6 below, the Standby Commitment Letter shall continue in full force and effect and is hereby certified and confirmed in all respects.

     5.   Consent to Amendments.  The Standby Purchaser hereby (a) consents to
          ---------------------
the amendments to the Other Standby Purchase Commitments to be effected by the letter agreements attached as Exhibit C-3 hereto, which amendments shall be
                              -----------
entered into simultaneously herewith, (b) consents to the Third Amendment dated as of February 8, 1999 to the Merger Agreement and each of the exhibits, schedules and annexes, if any, attached thereto, and (c) agrees that the form and substance thereof are reasonably satisfactory to the Standby Purchaser.

     6.   No Waiver.  Nothing herein shall be deemed to constitute a waiver by
          ---------
any party of any default, misrepresentation or breach of warranty or covenant or any failure to satisfy any condition (including, without limitation, the conditions set forth in Sections 5 and 6 of the Standby Commitment Letter) that may exist under the Standby Commitment Letter.

     7.   Governing Law.  This letter agreement shall be governed by and
          -------------
construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law.

     8.   Counterparts.  This letter agreement may be executed in counterparts
          ------------
which, taken together, shall constitute one and the same instrument.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 5


   If the foregoing accurately reflects your understanding with respect to the matters set forth herein, please confirm by executing and returning a copy of this letter to the undersigned, whereupon this letter will become a valid and binding obligation of each party hereto.


                              Very truly yours,

                              The Northwestern Mutual Life
                                 Insurance Company

                              By: /s/ Steven P. Swanson
                                 ------------------------------
                              Name: Steven P. Swanson
                              Its: Authorized Representative

                              Address:   720 E. Wisconsin Avenue
                                         Milwaukee, WI 53202
                                         Attention: Securities Department

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 6


ACCEPTED AND AGREED TO:

Arch Communications Group, Inc.

By: /s/ J. Roy Pottle
   --------------------------------
Name:  J. Roy Pottle
Its:  Executive Vice President and
         Chief Financial Officer

Address:  1800 West Park Drive, Suite 250
          Westborough, MA  01581
          Attn:  Chairman and Chief
                 Executive Officer

With a copy to:  Hale and Dorr LLP
             60 State Street
             Boston, MA  02109
             Attn:  Jay E. Bothwick


Subject to entry of the Confirmation Order:

MobileMedia Communications, Inc.

By: /s/ Joseph A. Bondi
   --------------------------------
Name:     Joseph A. Bondi
Its:  Chairman-Restructuring

Address:  Fort Lee Executive Park
          One Executive Drive, Suite 500
          Fort Lee, NJ  07024
          Attn:  Chairman-Restructuring

With a copy to:  Sidley & Austin
                 875 Third Avenue, Suite 1400
                 New York, NY  10022
                 Attn:  James D. Johnson

                THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                    for its Group Annuity Separate Account
                           720 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

                               February 8, 1999


Arch Communications Group, Inc.
1800 West Park Drive
Suite 250
Westborough, Massachusetts  01581

MobileMedia Communications, Inc.
Fort Lee Executive Park
One Executive Drive
Suite 500
Fort Lee, New Jersey  07024

                          Re:  Amendment to Commitment
                               -----------------------

Gentlemen:

     Reference is made to the letter agreement, dated August 18, 1998 (as amended pursuant to the letter agreements dated September 3, 1998 and December 1, 1998, the "Standby Commitment Letter"), among Arch Communications Group, Inc., MobileMedia Communications, Inc. and The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account. Terms used herein with initial capital letters that are not otherwise defined shall have the meanings ascribed to such terms in the Standby Commitment Letter.

     The parties hereto hereby agree as follows:

     1.   New Sections 5(m) and 5(n).  Section 5 of the Standby Commitment
          --------------------------
Letter is hereby amended (i) to replace the period at the end of subsection (l) of Section 5 thereof with a semicolon and (ii) to add the following subsections
(m) and (n) at the end of Section 5 thereof:

          (m) Arch shall have delivered to the Standby Purchaser (i) the Arch 1998 Audited Financial Statements (as defined in Section 10(j) below), accompanied by the AA 1998 Audit Report (as defined in Section 10(j) below) and the 1998 Financial Statement Certification (as defined in Section 10(j) below), in accordance with Section 10(j) and (ii) the AA Letter (as defined in Section 10(k) below) in accordance with Section 10(k); and

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 2

          (n) Arch 1998 Adjusted EBITDA (as defined in Section 10(j) below) shall have been not less than $136.5 million.

     2.   Amendment to Section 10(f).  Section 10(f) of the Standby Commitment
          --------------------------
Letter is hereby amended to delete the reference to "$100,000" and to substitute therefor a reference to "$150,000".

     3.   New Sections 10(j) and 10(k).  Section 10 of the Standby Commitment
          ----------------------------
Letter is hereby amended to add the following subsections (j) and (k) at the end thereof:

          (j)  Year-End Financial Statements.  As promptly as practicable after
               -----------------------------
     they become available (and, in any event, at least two business days prior to the Closing Date), Arch will deliver to the Standby Purchaser the audited consolidated balance sheet of Arch and the Buyer Subsidiaries as of December 31, 1998 and the related audited consolidated statements of operations, stockholders' equity or deficit and cash flows for the year ended December 31, 1998 (collectively, the "Arch 1998 Audited Financial Statements"), accompanied by:

               (i) an audit report (that is unqualified and contains no explanatory paragraphs) of Arthur Andersen LLP ("AA"), Arch's independent public accountants, relating to the Arch 1998 Audited Financial Statements stating that, in the opinion of AA, the Arch 1998 Audited Financial Statements present fairly, in all material respects, the consolidated financial position of Arch and the Buyer Subsidiaries as of December 31, 1998 and the results of their operations for the year ended December 31, 1998, in conformity with GAAP (the "AA 1998 Audit Report"); and

               (ii) a certificate (the "1998 Financial Statement Certificate") signed by the chief financial officer of Arch, on behalf of Arch:

                      (A) stating that (I) the Arch 1998 Audited Financial Statements were prepared in accordance with GAAP and present fairly the consolidated financial position of Arch and the Buyer Subsidiaries as of December 31, 1998 and the consolidated results of operations and cash flows for the year ended December 31, 1998, and
                           (II) neither Arch nor any Buyer Subsidiary has any liability (whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated, whether due or to become due), except for (x) liabilities separately shown or expressly reserved on the balance sheet included in the Arch 1998 Audited Financial Statements, (y) liabilities that have arisen since December 31, 1998 in the Ordinary Course of Business of Arch or any Buyer

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 3

                           Subsidiary and that are similar in nature and amount to the liabilities that arose during the comparable period of time in the immediately preceding fiscal period, and (z) liabilities incurred in the Ordinary Course of Business of Arch or any Buyer Subsidiary that are not required by GAAP to be reflected on the balance sheet included in the Arch 1998 Audited Financial Statements and that are not in the aggregate material; and

                      (B) setting forth (I) Arch's earnings before interest, taxes, depreciation and amortization (net of restructuring charges, write-off of capitalized software, equity in loss of affiliates, income tax benefit, interest and non-operating expenses (net) and extraordinary items) ("Arch 1998 Adjusted EBITDA") for the fiscal year ended December 31, 1998, as derived from the Arch 1998 Audited Financial Statements and (II) the calculation thereof.

          (k)  AA Letter.  As promptly as practicable (and, in any event, at
               ---------
     least two business days prior to the Closing Date), Arch will cause AA to deliver to the Standby Purchaser a letter dated as of a date on or after February 8, 1999 and on or prior to the date which is two business days prior to the Closing Date, addressed to the Standby Purchaser (the "AA Letter"), which letter shall be either:

               (i) if the Standby Purchaser provides to AA a representation letter (substantially in the form of the letter attached hereto as Exhibit L), together with an opinion of counsel
                                ---------
                      and any other documentation required to be provided by an addressee of a so-called "comfort letter" under applicable accounting guidelines, including without limitation Statement on Auditing Standards No. 72, as amended by Statements on Auditing Standards Nos. 76 and 86, and AU
                      Section 634 (collectively, the "AA-Required
                      Documentation"), in form, scope and substance substantially similar to the letter expected to be delivered by AA to the underwriters, placement agents or initial purchasers of securities in connection with the issuance of debt securities by Arch as part of its financing for the transactions contemplated by the
                      Merger Agreement, a draft of which is attached hereto as Exhibit M, except that such letter shall refer to the
                      ---------
                      Registration Statement on Form S-4 (File No. 333-62211) rather than the offering memorandum relating to such issuance of debt; or

               (ii) if the Standby Purchaser does not provide to AA the AA-Required Documentation, in substantially the form of the letter attached hereto as Exhibit N; provided that the
                                                ---------
                      Standby Purchaser shall have provided to AA a letter substantially in the form of the letter attached hereto as Exhibit O.
                      ---------

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 4

     4.   Continuation of Standby Commitment Letter.  Except as specifically
          -----------------------------------------
amended hereby and subject to paragraph 6 below, the Standby Commitment Letter shall continue in full force and effect and is hereby certified and confirmed in all respects.

     5.   Consent to Amendments.  The Standby Purchaser hereby (a) consents to
          ---------------------
the amendments to the Other Standby Purchase Commitments to be effected by the letter agreements attached as Exhibit C-3 hereto, which amendments shall be
                              -----------
entered into simultaneously herewith, (b) consents to the Third Amendment dated as of February 8, 1999 to the Merger Agreement and each of the exhibits, schedules and annexes, if any, attached thereto, and (c) agrees that the form and substance thereof are reasonably satisfactory to the Standby Purchaser.

     6.   No Waiver.  Nothing herein shall be deemed to constitute a waiver by
          ---------
any party of any default, misrepresentation or breach of warranty or covenant or any failure to satisfy any condition (including, without limitation, the conditions set forth in Sections 5 and 6 of the Standby Commitment Letter) that may exist under the Standby Commitment Letter.

     7.   Governing Law.  This letter agreement shall be governed by and
          -------------
construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law.

     8.   Counterparts.  This letter agreement may be executed in counterparts
          ------------
which, taken together, shall constitute one and the same instrument.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 5


     If the foregoing accurately reflects your understanding with respect to the matters set forth herein, please confirm by executing and returning a copy of this letter to the undersigned, whereupon this letter will become a valid and binding obligation of each party hereto.


                                    Very truly yours,

                                    The Northwestern Mutual Life
                                       Insurance Company
                                       for its Group Annuity Separate Account

                                    By:  Northwestern Investment
                                         Management Company

                                    By: /s/ Steven P. Swanson
                                       --------------------------------------
                                    Name:  Steven P. Swanson
                                    Its:   Managing Director

                                    Address:  720 E. Wisconsin Avenue
                                              Milwaukee, WI 53202
                                              Attention: Securities
                                                         Department

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 6

ACCEPTED AND AGREED TO:

Arch Communications Group, Inc.

By: /s/ J. Roy Pottle
   ------------------------------------
Name: J. Roy Pottle
Its:  Executive Vice President and
        Chief Financial Officer

Address:  1800 West Park Drive, Suite 250
          Westborough, MA  01581
          Attn:  Chairman and Chief
                 Executive Officer

With a copy to:  Hale and Dorr LLP
                 60 State Street
                 Boston, MA  02109
                 Attn:  Jay E. Bothwick


Subject to entry of the Confirmation Order:

MobileMedia Communications, Inc.

By: /s/ Joseph A. Bondi
   ------------------------------------
Name: Joseph A. Bondi
Its:  Chairman-Restructuring

Address:  Fort Lee Executive Park
          One Executive Drive, Suite 500
          Fort Lee, NJ  07024
          Attn:  Chairman-Restructuring

With a copy to:  Sidley & Austin
                 875 Third Avenue, Suite 1400
                 New York, NY  10022
                 Attn:  James D. Johnson

                         WHIPPOORWILL ASSOCIATES, INC.
                               11 Martine Avenue
                         White Plains, New York  10606

                               February 8, 1999

Arch Communications Group, Inc.
1800 West Park Drive
Suite 250
Westborough, Massachusetts  01581

MobileMedia Communications, Inc.
Fort Lee Executive Park
One Executive Drive
Suite 500
Fort Lee, New Jersey  07024

                          Re:  Amendment to Commitment
                               -----------------------

Gentlemen:

     Reference is made to the letter agreement, dated August 18, 1998 (as amended pursuant to the letter agreements dated September 3, 1998 and December 1, 1998, the "Standby Commitment Letter"), among Arch Communications Group, Inc., MobileMedia Communications, Inc. and Whippoorwill Associates, Inc. Terms used herein with initial capital letters that are not otherwise defined shall have the meanings ascribed to such terms in the Standby Commitment Letter.

     The parties hereto hereby agree as follows:

     1.   New Sections 5(m) and 5(n).  Section 5 of the Standby Commitment
          --------------------------
Letter is hereby amended (i) to replace the period at the end of subsection (l) of Section 5 thereof with a semicolon and (ii) to add the following subsections
(m) and (n) at the end of Section 5 thereof:

          (m) Arch shall have delivered to the Standby Purchaser (i) the Arch 1998 Audited Financial Statements (as defined in Section 10(j) below), accompanied by the AA 1998 Audit Report (as defined in Section 10(j) below) and the 1998 Financial Statement Certification (as defined in Section 10(j) below), in accordance with Section 10(j) and (ii) the AA Letter (as defined in Section 10(k) below) in accordance with Section 10(k); and

          (n) Arch 1998 Adjusted EBITDA (as defined in Section 10(j) below) shall have been not less than $136.5 million.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 2


     2.   Amendment to Section 10(f).  Section 10(f) of the Standby Commitment
          --------------------------
Letter is hereby amended to delete the reference to "$100,000" and to substitute therefor a reference to "$150,000".

     3.   New Sections 10(j) and 10(k).  Section 10 of the Standby Commitment
          ----------------------------
Letter is hereby amended to add the following subsections (j) and (k) at the end thereof:

          (j)  Year-End Financial Statements.  As promptly as practicable after
               -----------------------------
     they become available (and, in any event, at least two business days prior to the Closing Date), Arch will deliver to the Standby Purchaser the audited consolidated balance sheet of Arch and the Buyer Subsidiaries as of December 31, 1998 and the related audited consolidated statements of operations, stockholders' equity or deficit and cash flows for the year ended December 31, 1998 (collectively, the "Arch 1998 Audited Financial Statements"), accompanied by:

          (i) an audit report (that is unqualified and contains no explanatory paragraphs) of Arthur Andersen LLP ("AA"), Arch's independent public accountants, relating to the Arch 1998 Audited Financial Statements stating that, in the opinion of AA, the Arch 1998 Audited Financial Statements present fairly, in all material respects, the consolidated financial position of Arch and the Buyer Subsidiaries as of December 31, 1998 and the results of their operations for the year ended December 31, 1998, in conformity with GAAP (the "AA 1998 Audit Report"); and

          (ii) a certificate (the "1998 Financial Statement Certificate") signed by the chief financial officer of Arch, on behalf of Arch:

               (A) stating that (I) the Arch 1998 Audited Financial Statements were prepared in accordance with GAAP and present fairly the consolidated financial position of Arch and the Buyer Subsidiaries as of December 31, 1998 and the consolidated results of operations and cash flows for the year ended December 31, 1998, and (II) neither Arch nor any Buyer Subsidiary has any liability (whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated, whether due or to become due), except for (x) liabilities separately shown or expressly reserved on the balance sheet included in the Arch 1998 Audited Financial Statements, (y) liabilities that have arisen since December 31, 1998 in the Ordinary Course of Business of Arch or any Buyer Subsidiary and that are similar in nature and amount to the liabilities that arose during the comparable period of time in the immediately preceding fiscal period, and (z) liabilities incurred in the Ordinary Course of Business of Arch or any Buyer

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 3


                    Subsidiary that are not required by GAAP to be reflected on the balance sheet included in the Arch 1998 Audited Financial Statements and that are not in the aggregate material; and

               (B) setting forth (I) Arch's earnings before interest, taxes, depreciation and amortization (net of restructuring charges, write-off of capitalized software, equity in loss of affiliates, income tax benefit, interest and non-operating expenses (net) and extraordinary items) ("Arch 1998 Adjusted EBITDA") for the fiscal year ended December 31, 1998, as derived from the Arch 1998 Audited Financial Statements and
                    (II) the calculation thereof.

          (k)  AA Letter.  As promptly as practicable (and, in any event, at
               ---------
     least two business days prior to the Closing Date), Arch will cause AA to deliver to the Standby Purchaser a letter dated as of a date on or after February 8, 1999 and on or prior to the date which is two business days prior to the Closing Date, addressed to the Standby Purchaser (the "AA Letter"), which letter shall be either:

          (i) if the Standby Purchaser provides to AA a representation letter (substantially in the form of the letter attached hereto as Exhibit L), together with an opinion of counsel and any other
               ---------
               documentation required to be provided by an addressee of a so-called "comfort letter" under applicable accounting guidelines, including without limitation Statement on Auditing Standards No. 72, as amended by Statements on Auditing Standards Nos. 76 and 86, and AU Section 634 (collectively, the "AA-Required Documentation"), in form, scope and substance substantially similar to the letter expected to be delivered by AA to the underwriters, placement agents or initial purchasers of securities in connection with the issuance of debt securities by Arch as part of its financing for the transactions contemplated by the Merger Agreement, a draft of which is attached hereto as Exhibit M, except that such letter shall refer to the
               ---------
               Registration Statement on Form S-4 (File No. 333-62211) rather than the offering memorandum relating to such issuance of debt; or

          (ii) if the Standby Purchaser does not provide to AA the AA-Required Documentation, in substantially the form of the letter attached hereto as Exhibit N; provided that the Standby Purchaser shall
                         ---------
               have provided to AA a letter substantially in the form of the letter attached hereto as Exhibit O.
                                         ---------

     4.   Continuation of Standby Commitment Letter.  Except as specifically
          -----------------------------------------
amended hereby and subject to paragraph 6 below, the Standby Commitment Letter shall continue in full force and effect and is hereby certified and confirmed in all respects.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 4


     5.   Consent to Amendments.  The Standby Purchaser hereby (a) consents to
          ---------------------
the amendments to the Other Standby Purchase Commitments to be effected by the letter agreements attached as Exhibit C-3 hereto, which amendments shall be
                              -----------
entered into simultaneously herewith, (b) consents to the Third Amendment dated as of February 8, 1999 to the Merger Agreement and each of the exhibits, schedules and annexes, if any, attached thereto, and (c) agrees that the form and substance thereof are reasonably satisfactory to the Standby Purchaser.

     6.   No Waiver.  Nothing herein shall be deemed to constitute a waiver by
          ---------
any party of any default, misrepresentation or breach of warranty or covenant or any failure to satisfy any condition (including, without limitation, the conditions set forth in Sections 5 and 6 of the Standby Commitment Letter) that may exist under the Standby Commitment Letter.

     7.   Governing Law.  This letter agreement shall be governed by and
          -------------
construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law.

     8.   Counterparts.  This letter agreement may be executed in counterparts
          ------------
which, taken together, shall constitute one and the same instrument.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 5


     If the foregoing accurately reflects your understanding with respect to the matters set forth herein, please confirm by executing and returning a copy of this letter to the undersigned, whereupon this letter will become a valid and binding obligation of each party hereto.

                              Very truly yours,

                              Whippoorwill Associates, Inc.,
                                 as general partner of and/or agent for,
                                 each Whippoorwill Account

                              By: /s/ David Strumwasser
                                 -----------------------------
                              Name: David Strumwasser
                              Its:  Managing Director

                              Address:   11 Martine Avenue
                                         White Plains, NY  10606
                                         Attention: David Strumwasser

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 6


ACCEPTED AND AGREED TO:

Arch Communications Group, Inc.

By: /s/ J. Roy Pottle
   --------------------------------
Name: J. Roy Pottle
Its:  Executive Vice President and
         Chief Financial Officer

Address:  1800 West Park Drive, Suite 250
          Westborough, MA  01581
          Attn:  Chairman and Chief
                 Executive Officer

With a copy to:  Hale and Dorr LLP
                 60 State Street
                 Boston, MA  02109
                 Attn:  Jay E. Bothwick


Subject to entry of the Confirmation Order:

MobileMedia Communications, Inc.

By: /s/ Joseph A. Bondi
   --------------------------------
Name: Joseph A. Bondi
Its:  Chairman-Restructuring

Address:  Fort Lee Executive Park
          One Executive Drive, Suite 500
          Fort Lee, NJ  07024
          Attn:  Chairman-Restructuring

With a copy to:  Sidley & Austin
                 875 Third Avenue, Suite 1400
                 New York, NY  10022
                 Attn:  James D. Johnson

                    CREDIT SUISSE FIRST BOSTON CORPORATION
                        11 Madison Avenue, Fourth Floor
                           New York, New York  10010

                               February 8, 1999


Arch Communications Group, Inc.
1800 West Park Drive
Suite 250
Westborough, Massachusetts  01581

MobileMedia Communications, Inc.
Fort Lee Executive Park
One Executive Drive
Suite 500
Fort Lee, New Jersey  07024

                          Re:  Amendment to Commitment
                               -----------------------

Gentlemen:

     Reference is made to the letter agreement, dated August 18, 1998 (as amended pursuant to the letter agreements dated September 3, 1998 and December 1, 1998, the "Standby Commitment Letter"), among Arch Communications Group, Inc., MobileMedia Communications, Inc. and Credit Suisse First Boston Corporation. Terms used herein with initial capital letters that are not otherwise defined shall have the meanings ascribed to such terms in the Standby Commitment Letter.

     The parties hereto hereby agree as follows:

     1.   New Sections 5(m) and 5(n).  Section 5 of the Standby Commitment
          --------------------------
Letter is hereby amended (i) to replace the period at the end of subsection (l) of Section 5 thereof with a semicolon and (ii) to add the following subsections
(m) and (n) at the end of Section 5 thereof:

          (m) Arch shall have delivered to the Standby Purchaser (i) the Arch 1998 Audited Financial Statements (as defined in Section 10(j) below), accompanied by the AA 1998 Audit Report (as defined in Section 10(j) below) and the 1998 Financial Statement Certification (as defined in Section 10(j) below), in accordance with Section 10(j) and (ii) the AA Letter (as defined in Section 10(k) below) in accordance with Section 10(k); and

          (n) Arch 1998 Adjusted EBITDA (as defined in Section 10(j) below) shall have been not less than $136.5 million.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 2

     2.   Amendment to Section 10(f).  Section 10(f) of the Standby Commitment
          --------------------------
Letter is hereby amended to delete the reference to "$100,000" and to substitute therefor a reference to "$150,000".

     3.   New Sections 10(j) and 10(k).  Section 10 of the Standby Commitment
          ----------------------------
Letter is hereby amended to add the following subsections (j) and (k) at the end thereof:

          (j)  Year-End Financial Statements.  As promptly as practicable after
               -----------------------------
     they become available (and, in any event, at least two business days prior to the Closing Date), Arch will deliver to the Standby Purchaser the audited consolidated balance sheet of Arch and the Buyer Subsidiaries as of December 31, 1998 and the related audited consolidated statements of operations, stockholders' equity or deficit and cash flows for the year ended December 31, 1998 (collectively, the "Arch 1998 Audited Financial Statements"), accompanied by:

               (i) an audit report (that is unqualified and contains no explanatory paragraphs) of Arthur Andersen LLP ("AA"), Arch's independent public accountants, relating to the Arch 1998 Audited Financial Statements stating that, in the opinion of AA, the Arch 1998 Audited Financial Statements present fairly, in all material respects, the consolidated financial position of Arch and the Buyer Subsidiaries as of December 31, 1998 and the results of their operations for the year ended December 31, 1998, in conformity with GAAP (the "AA 1998 Audit Report"); and

               (ii) a certificate (the "1998 Financial Statement Certificate") signed by the chief financial officer of Arch, on behalf of Arch:

                      (A) stating that (I) the Arch 1998 Audited Financial Statements were prepared in accordance with GAAP and present fairly the consolidated financial position of Arch and the Buyer Subsidiaries as of December 31, 1998 and the consolidated results of operations and cash flows for the year ended December 31, 1998, and
                           (II) neither Arch nor any Buyer Subsidiary has any liability (whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated, whether due or to become due), except for (x) liabilities separately shown or expressly reserved on the balance sheet included in the Arch 1998 Audited Financial Statements, (y) liabilities that have arisen since December 31, 1998 in the Ordinary Course of Business of Arch or any Buyer Subsidiary and that are similar in nature and amount to the liabilities that arose during the comparable period of time in the immediately preceding fiscal period, and (z) liabilities incurred in the Ordinary Course of Business of Arch or any Buyer Subsidiary that are not required by GAAP to be reflected on the balance sheet included in the Arch 1998 Audited Financial Statements and that are not in the aggregate material; and

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 3

                      (B) setting forth (I) Arch's earnings before interest, taxes, depreciation and amortization (net of restructuring charges, write-off of capitalized software, equity in loss of affiliates, income tax benefit, interest and non-operating expenses (net) and extraordinary items) ("Arch 1998 Adjusted EBITDA") for the fiscal year ended December 31, 1998, as derived from the Arch 1998 Audited Financial Statements and (II) the calculation thereof.

          (k)  AA Letter.  As promptly as practicable (and, in any event, at
               ---------
     least two business days prior to the Closing Date), Arch will cause AA to deliver to the Standby Purchaser a letter dated as of a date on or after February 8, 1999 and on or prior to the date which is two business days prior to the Closing Date, addressed to the Standby Purchaser (the "AA Letter"), which letter shall be either:

               (i) if the Standby Purchaser provides to AA a representation letter (substantially in the form of the letter attached hereto as Exhibit L), together with an opinion of counsel
                                ---------
                      and any other documentation required to be provided by
                      an addressee of a so-called "comfort letter" under applicable accounting guidelines, including without limitation Statement on Auditing Standards No. 72, as amended by Statements on Auditing Standards Nos. 76 and 86, and AU Section 634 (collectively, the "AA-Required Documentation"), in form, scope and substance substantially similar to the letter expected to be delivered by AA to the underwriters, placement agents or initial purchasers of securities in connection with the issuance of debt securities by Arch as part of its financing for the transactions contemplated by the Merger Agreement, a draft of which is attached hereto as
                      Exhibit M, except that such letter shall refer to the
                      ---------
                      Registration Statement on Form S-4 (File No. 333-62211) rather than the offering memorandum relating to such issuance of debt; or

               (ii) if the Standby Purchaser does not provide to AA the AA-Required Documentation, in substantially the form of the letter attached hereto as Exhibit N; provided that the
                                                ---------
                      Standby Purchaser shall have provided to AA a letter substantially in the form of the letter attached hereto as Exhibit O.
                      ---------

     4.   Continuation of Standby Commitment Letter.  Except as specifically
          -----------------------------------------
amended hereby and subject to paragraph 6 below, the Standby Commitment Letter shall continue in full force and effect and is hereby certified and confirmed in all respects.

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 4

     5.   Consent to Amendments.  The Standby Purchaser hereby (a) consents to
          ---------------------
the amendments to the Other Standby Purchase Commitments to be effected by the letter agreements attached as Exhibit C-3 hereto, which amendments shall be
                              -----------
entered into simultaneously herewith, (b) consents to the Third Amendment dated as of February 8, 1999 to the Merger Agreement and each of the exhibits, schedules and annexes, if any, attached thereto, and (c) agrees that the form and substance thereof are reasonably satisfactory to the Standby Purchaser.

     6.   No Waiver.  Nothing herein shall be deemed to constitute a waiver by
          ---------
any party of any default, misrepresentation or breach of warranty or covenant or any failure to satisfy any condition (including, without limitation, the conditions set forth in Sections 5 and 6 of the Standby Commitment Letter) that may exist under the Standby Commitment Letter.

     7.   Governing Law.  This letter agreement shall be governed by and
          -------------
construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law.

     8.   Counterparts.  This letter agreement may be executed in counterparts
          ------------
which, taken together, shall constitute one and the same instrument.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 5


     If the foregoing accurately reflects your understanding with respect to the matters set forth herein, please confirm by executing and returning a copy of this letter to the undersigned, whereupon this letter will become a valid and binding obligation of each party hereto.

                              Very truly yours,

                              Credit Suisse First Boston Corporation

                              By: /s/ Alex Lagetko
                                 --------------------------------------
                              Name: Alex Lagetko
                              Its:  Director

                              Address:   11 Madison Avenue
                                         New York, NY  10010
                                         Attention: David J. Matlin
                                                    Alex Lagetko

                              With a copy to:

                              Cadwalader, Wickersham & Taft
                              100 Maiden Lane
                              New York, NY  10038
                              Attn:  Michael J. Sage

Arch Communications Group, Inc.
MobileMedia Communications, Inc.
Page 6

ACCEPTED AND AGREED TO:

Arch Communications Group, Inc.

By:  /s/ J. Roy Pottle
    ------------------------------
Name: J. Roy Pottle
Its:  Executive Vice President and
         Chief Financial Officer

Address:  1800 West Park Drive, Suite 250
          Westborough, MA  01581
          Attn:  Chairman and Chief
                 Executive Officer

With a copy to:  Hale and Dorr LLP
                 60 State Street
                 Boston, MA  02109
                 Attn:  Jay E. Bothwick


Subject to entry of the Confirmation Order:

MobileMedia Communications, Inc.

By:  /s/ Joseph A. Bondi
    ------------------------------
Name: Joseph A. Bondi
Its:  Chairman-Restructuring

Address:  Fort Lee Executive Park
          One Executive Drive, Suite 500
          Fort Lee, NJ  07024
          Attn:  Chairman-Restructuring

With a copy to:  Sidley & Austin
                 875 Third Avenue, Suite 1400
                 New York, NY  10022
                 Attn:  James D. Johnson